SECOND AMENDMENT

         THIS SECOND AMENDMENT dated as of April 5, 2002 (this "Amendment") amends the Reimbursement Agreement dated as of August 24, 2001 and as amended as of October 23, 2001 (the "Reimbursement Agreement") among ACE Limited, a Cayman Islands company (the "Parent"), ACE Bermuda Insurance Ltd., a Bermuda company ("ACE Bermuda"), and ACE Tempest Reinsurance Ltd., a Bermuda company ("Tempest") (Ace Bermuda and Tempest, together with the Parent, the "Account Parties"), various financial institutions (the "Banks"), and Wachovia Bank, National Association (formerly known as First Union National Bank) ("Wachovia"), as administrative agent (in such capacity, the "Administrative Agent"). Terms defined in the Reimbursement Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Account Parties, the Banks, Fleet National Bank, as Documentation Agent, Wachovia, as Issuing Bank, and the Administrative Agent have entered into the Reimbursement Agreement; and

         WHEREAS, the parties hereto desire to amend the Reimbursement Agreement in certain respects as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Amendment to Representations and Warranties of Account Parties. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Section 4.01(b) of the Reimbursement Agreement is amended by adding "as of the Effective Date" at the end thereof.

     SECTION 2. Amendment to Negative Covenants. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below),
Section 5.02 of the Reimbursement Agreement shall be amended as set forth below:

     2.1 Amendment to Section 5.02(a)(xvii). Section 5.02(a)(xvii) of the Reimbursement Agreement shall be amended by deleting the word "and" immediately after the semi-colon at the end thereof.

     2.2 Amendment to Section 5.02(a)(xviii). Section 5.02(a)(xviii) of the Reimbursement Agreement shall be amended by deleting the period at the end thereof and adding a semi-colon and the word "and" at the end thereof.

     2.3 Amendment to Section 5.02(a). Section 5.02(a) of the Reimbursement Agreement shall be amended by adding the following immediately after the word "and" following the semi-colon at the end of subsection (xviii) thereof:

                  (xix) Liens securing up to an aggregate amount of $200,000,000 of obligations of Tempest, the Parent or any wholly owned Subsidiary, arising out of catastrophe bond financing.

     SECTION 3. Representations and Warranties. Each Account Party represents and warrants to the Administrative Agent and the Banks that (a) each warranty set forth in Article IV of the Reimbursement Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery by the Parent of this Amendment and the performance by each Account Party of its respective obligations under the Reimbursement Agreement, as amended hereby (as so amended, the "Amended Reimbursement Agreement") (i) are within the corporate or limited liability company power, as applicable, of such Account Party, (ii) have been duly authorized by all necessary corporate action, as applicable, on the part of such Account Party, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with any provision of law or of the organizational documents of any Account Party or of any indenture, loan agreement or other contract, order or decree which is binding upon any Account Party and (c) the Amended Reimbursement Agreement is the legal, valid and binding obligation of each Account Party, enforceable against such Account Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     SECTION 4. Effectiveness. The amendments set forth in Sections 1 and 2 above shall become effective on such date (the "Amendment Effective Date") when the Administrative Agent shall have received each of the following documents, each in form and substance satisfactory to the Administrative
Agent:

     4.1 Executed Counterparts. Counterparts of this Amendment executed by the Parent and the Required Banks.

     4.2 Confirmation. A confirmation, substantially in the form of Annex I attached hereto, executed by each of ACE Bermuda and Tempest.

     4.3 Other Documents. Such other documents as the Administrative Agent or any Bank may reasonably request in connection with the authorization, execution and delivery of this Amendment.

     SECTION 5. Miscellaneous.

     5.1 Continuing Effectiveness, etc. As herein amended, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Reimbursement Agreement and the other Loan Documents to "Reimbursement Agreement", "Agreement" or similar terms shall refer to the Amended Reimbursement Agreement.

     5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     5.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be fully performed within such state.

     5.4 Successors and Assigns. This Amendment shall be binding upon each Account Party, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Account Parties, the Banks and the Administrative Agent and the respective successors and assigns of the Banks and the Administrative Agent.

         Delivered at Chicago, Illinois, as of the day and year first above written.


                            ACE LIMITED


                            By:
                                     ------------------------------------------
                            Title:
                                     ------------------------------------------


                            WACHOVIA BANK, NATIONAL ASSOCIATION, as
                            Administrative Agent


                            By:
                                     ------------------------------------------

                            Title:
                                     ------------------------------------------


                            FLEET NATIONAL BANK


                            By:
                                     ------------------------------------------

                            Title:
                                     ------------------------------------------


                            MELLON BANK, N.A.


                            By:
                                     ------------------------------------------

                            Title:
                                     ------------------------------------------


                            ROYAL BANK OF CANADA, NEW YORK BRANCH


                            By:
                                     ------------------------------------------

                            Title:
                                     ------------------------------------------


                            BANK ONE, N.A.


                            By:
                                     ------------------------------------------

                            Title:
                                     ------------------------------------------

                           (signatures continued)



                            COMERICA BANK


                            By:
                                     -----------------------------------------

                            Title:
                                     -----------------------------------------


                            DEUTSCHE BANK AG, NEW YORK BRANCH


                            By:
                                     -----------------------------------------

                            Title:
                                     -----------------------------------------


                            By:
                                     -----------------------------------------

                            Title:
                                     -----------------------------------------


                            STATE STREET BANK AND TRUST COMPANY


                            By:
                                     -----------------------------------------

                            Title:
                                     -----------------------------------------


                            THE BANK OF BERMUDA LIMITED


                            By:
                                     -----------------------------------------

                            Title:
                                     -----------------------------------------


                            THE BANK OF N.T. BUTTERFIELD & SON LIMITED


                            By:
                                     -----------------------------------------

                            Title:
                                     -----------------------------------------


                            CREDIT SUISSE FIRST BOSTON


                            By:
                                     -----------------------------------------

                            Title:
                                     -----------------------------------------

                                                                      ANNEX I


                                CONFIRMATION

                         Dated as of April 5, 2002

To:      Wachovia Bank, National Association, individually and as
         Administrative Agent, and the other financial institutions party to the Reimbursement Agreement referred to below

         Please refer to: (a) the Reimbursement Agreement dated as of August 24, 2001 and as amended as of October 23, 2001 (the "Reimbursement Agreement") among ACE Limited, ACE Bermuda Insurance Ltd. and ACE Tempest Reinsurance Ltd. (Ace Bermuda and Tempest, together with ACE Limited, the "Account Parties"), various financial institutions (the "Banks"), and Wachovia Bank, National Association (formerly known as First Union National
Bank) ("Wachovia"), as administrative agent (in such capacity, the "Administrative Agent"); (b) the other "Loan Documents" (as defined in the Reimbursement Agreement); and (c) the Second Amendment dated as of April 5, 2002 to the Reimbursement Agreement (the "Second Amendment").

         Each of the undersigned hereby confirms to the Administrative Agent and the Banks that, after giving effect to the Second Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.


                            ACE LIMITED


                            By:
                               ----------------------------------------------
                            Name Printed:
                                         ------------------------------------
                            Title:
                                  -------------------------------------------


                            ACE BERMUDA INSURANCE LTD.


                            By:
                               ----------------------------------------------
                            Name Printed:
                                         ------------------------------------
                            Title:
                                  -------------------------------------------


                            ACE TEMPEST REINSURANCE LTD.


                            By:
                               ----------------------------------------------
                            Name Printed:
                                         ------------------------------------
                            Title:
                                  -------------------------------------------